UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2010

FUQI INTERNATIONAL, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code:	+86 (755) 2580-1888

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 12, 2010, Fuqi International, Inc. (the “Company”) received, as expected, a second notification letter from The Nasdaq Stock Market (“Nasdaq”) dated May 12, 2010 indicating that the Company remained out of compliance with Nasdaq Marketplace Rule 5250(c)(1), which requires timely filing of SEC periodic reports (the “Nasdaq Notification Letter”), due to the Company’s failure to file its Form 10-Q for the first quarter of 2010 and Form 10-K for fiscal 2009.  The Nasdaq Notification Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.

The Company previously announced that it had identified historical accounting errors in inventory and cost of sales that, based on the its preliminary analysis, were expected to have an effect on its condensed consolidated financial statements for the fiscal quarters ended March 31, June 30 and September 30, 2009 contained in its Quarterly Reports on Form 10-Q, as described in the Company’s Current Report on Form 8-K and press release dated March 16, 2010.  Because of the nature and timing of the review and analysis of these errors by the Company and their impact on its condensed consolidated financial statements, the Company was unable to file its Form 10-K for the year ended December 31, 2009 and Form 10-Q for the three months ended March 31, 2010 by the prescribed due dates.

The Company intends to submit to Nasdaq before the June 1, 2010 deadline a plan to regain compliance with Nasdaq’a continued listing requirements. If Nasdaq accepts the plan, of which there can be no assurance, Nasdaq may grant the Company up to 180 days, or until September 28, 2010, to achieve and sustain compliance. If Nasdaq determines that the plan is not sufficient, it will provide written notice that the Company’s common stock would be subject to delisting from the Nasdaq Global Select Market, after which the Company may request a hearing before a Nasdaq Listing Qualifications Panel.  In that event, the Company’s common stock would remain listed on the Nasdaq Global Select Market pending a final determination by the panel.

Item 7.01	Regulation FD Disclosure.

On May 18, 2010 the Company issued a press release announcing that it had received the Nasdaq Notification Letter.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of Fuqi International, Inc., dated May 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2010	FUQI INTERNATIONAL, INC.

	By:	/s/ Yu Kwai Chong
	Name	Yu Kwai Chong
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Fuqi International, Inc., dated May 18, 2010.